UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

HeartSciences Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This filing contains certain communications made in connection with the Proposed Transaction (as defined below) including a social media post published by Fortitude Mining Holdings, Inc. (“Fortitude”), an article published by Decrypt Media, titled “Zcash Miner Fortitude Powers Up Nebraska Facility as It Eyes Public Listing,” containing statements of Fortitude and a certain executive officer of Fortitude, and a social media post published by a certain executive officer of Fortitude.

Fortitude, a vertically-integrated digital asset mining platform anchored in Zcash, and HeartSciences Inc. (“HeartSciences”) (Nasdaq: HSCS), an AI-powered medical technology company, have entered into a definitive merger agreement to combine in an all-stock transaction (the “Proposed Transaction”). The following is important information that should be read together with communications included herein.

Additional Information About the Proposed Transaction and Where to Find It

Communications related to each of Fortitude and HeartSciences, their respective businesses and the Proposed Transaction may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences has filed and may file additional relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. COMMUNICATIONS THAT DO NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS ARE NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Cautionary Note Regarding Forward-Looking Information

Communications may contain forward-looking statements concerning HeartSciences, Fortitude and the Proposed Transaction and other matters. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “potential,” “target,” “objective,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. All statements HeartSciences and/or Fortitude make in communications that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of such communication and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, which may include, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences’ shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in such communications are discussed in HeartSciences’ filings with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with the SEC from time to time, and will be discussed in the proxy statement to be filed by HeartSciences with the SEC in connection with the Proposed Transaction. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Any forward-looking statements made in such communications are made as of the date of the communication.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of Digital Currency Group may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials filed or that may be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

Any information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Zcash Miner Fortitude Powers Up Nebraska Facility as It Eyes Public Listing

https://decrypt.co/374491/zcash-miner-fortitude-nebraska-mining-facility

In Brief:

-	Fortitude bought a 12-megawatt mining facility in Grand Island, Nebraska, online, increasing its owned power portfolio to more than 60 MW.

-	The company expects the site to reduce its direct cash cost of mining Zcash through lower electricity costs and newer mining equipment.

-	The announcement follows Fortitude’s planned merger with HeartSciences, which would take the company public.

Zcash mining company Fortitude has brought a 12-megawatt facility in Grand Island, Nebraska, online, completing its first greenfield data center and expanding its owned power portfolio to more than 60 megawatts across seven sites.

Announced Tuesday, the Digital Currency Group-owned company said its first greenfield facility has completed construction and electrical testing and is ready for commercial operations. The milestone comes ahead of Fortitude’s planned public listing through its previously announced business combination with HeartSciences (Nasdaq: HSCS), a publicly traded medical technology company.

“Our power strategy is owned-and-operated, and that discipline is what underpins our vertically integrated Zcash strategy and our venture mining platform,” CEO Andrea Childs told Decrypt. “Owning the asset rather than leasing capacity from someone whose incentives run opposite to ours is intended to give us a degree of flexibility that we believe few operators have.”

Fortitude said the facility is expected to reduce its direct cash cost of mining Zcash from about $70 per coin to roughly $40 per coin, assuming successful deployment of mining equipment and stable power, network and market conditions. For reference, Zcash currently trades for $489 per coin at an $8 billion market capitalization.

The company said the projected savings stem from lower-cost owned power and more efficient next-generation mining hardware.

Zcash mining company Fortitude’s Nebraska facility. Image: Fortitude

The facility is expected to purchase electricity for about $0.045 per kilowatt-hour. It is located between two solar generation facilities and next to a substation with excess capacity, allowing it to operate as an interruptible load that can reduce electricity consumption during periods of peak demand.

Launched in January 2025, Fortitude emerged from Digital Currency Group’s mining division at Foundry to mine Bitcoin and other proof-of-work cryptocurrencies through what it calls a venture mining strategy. The company said it would reinvest mining profits into new equipment and site acquisitions as it expanded its infrastructure footprint.

“In our view, Zcash today is at a completely different stage than Bitcoin. Our perspective is that Bitcoin’s mining economics are mature and crowded when compared to Zcash,” Childs added. “We believe Zcash’s time is now, and our vertically integrated structure, coupled with our long-term conviction and history mining the asset, has positioned us to benefit from Zcash’s continued growth and importance in the future of the financial system.”

The project comes as cryptocurrency miners race to secure low-cost power, with growing demand from AI data centers increasing competition for electricity and suitable sites.

With data centers facing increasing scrutiny over their electricity and water demands, Grand Island officials said Fortitude’s mining facility was designed to operate as a flexible grid resource while limiting its impact on the surrounding community.

“Competition for power has intensified, but in our view, it hasn’t slowed us down,” Childs said. “By developing and owning our own sites, we seek to control our power costs directly rather than relying on third-party vendors to set them for us.”

About Fortitude

Fortitude, currently wholly-owned by Digital Currency Group, is an institutional-scale, vertically integrated venture mining platform operating across the Proof-of-Work ecosystem and anchored in Zcash. Fortitude pairs self-mining operations with an owned data center footprint, a diversified power portfolio backed by competitive long-term contracts, and disciplined capital allocation to identify and scale high-conviction opportunities in emerging Proof-of-Work ecosystems, beginning with its meaningful position in the Zcash network. Fortitude is led by an experienced team of operators, capital markets professionals, and digital asset specialists with a track record of identifying and scaling high-conviction opportunities and building privacy-preserving digital asset infrastructure.

For more information, visit www.fortitudemining.com and follow Fortitude on X at @FortitudeCrypto.

Cautionary Note Regarding Forward-Looking Information

This press release contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “will,” “would,” “believe,” “estimate,” “goal,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, express or implied statements relating to Fortitude and its plans and expectations concerning the Grand Island Facility including expected cost savings and other benefits, and the expectation that the previously announced business combination transaction will bring Fortitude to the public markets. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the following: the risk that the proposed business combination may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the proposed business combination, including obtaining the requisite approval of the HeartSciences shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in the proxy statement filed by HeartSciences with the SEC in connection with the proposed business combination. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. All forward-looking statements are made as of the date of this press release.

Additional Information About the Proposed Transaction and Where to Find It

This press release may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences has filed and may file additional relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS AND IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of Digital Currency Group may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials that have been or may be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Contacts

Investor Relations and Media Contact:
ICR
Phone: 917-375-9457
Email: IR@fortitudemining.com

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